Exhibit 10.2

INDEPENDENT AUDITORS’ CONSENT

To the Shareholders of
Gilat Satellite Networks Ltd.

As independent public accountants for StarBand Communications Inc., we hereby consent to the incorporation by reference to these Registration Statements on Form S-8 (Registration Nos. 333-113932, 333-96630, 333-08826, 333-10092, 333-12466 and 333-12988) and Form F-3 (Registration Nos. 333-113950 and 333-12698) of our report dated January 19, 2005, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2004.

/s/ MAYER HOFFMAN MCCANN P.C.
Bethesda, Maryland

March 14, 2005